UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           On May 5, 2008, the Compensation Committee of the Board of Directors of Clayton Williams Energy, Inc. (the “Company”) authorized the Company to establish three bonus compensation plans, the Amacker-Tippett Reward Plan, the Austin Chalk Reward Plan and the Barstow Area Reward Plan (individually, the “Plan” and collectively, the “Plans”) to reward eligible officers, employees and other service providers for continued quality service to the Company, and to encourage retention of those officers, employees and service providers by providing them the opportunity to receive bonus payments that are based on profits derived from a portion of the Company’s working interest in wells (the “Wells”) drilled by the Company in the respective areas covered by each Plan on or after the Effective Date.  On May 5, 2008, the Compensation Committee of the Board of Directors of the Company also authorized awards to certain officers, key employees and consultants of the Company under the Plans.  The Plans were established and awards were granted under the Plans on June 19, 2008.  The Effective Date for each Plan is as follows:  Amacker-Tippett Reward Plan – January 1, 2007; Austin Chalk Reward Plan – June 1, 2007; and Barstow Area Reward Plan – May 5, 2008.

Each Plan provides for quarterly cash bonuses to the Participants, as a group, equal to the after-payout cash flow from 7% of the Company’s working interest in the Wells.  The quarterly cash bonuses are allocated among the Participants based on each Participant’s bonus percentage.

To continue as a Participant in each Plan, Participants must remain in the employment or service of the Company through May 5, 2013 (the “Full Vesting Date”).  Participants who remain in the employment or service of the Company through the Full Vesting Date will continue as Participants for the duration of the Plan, subject to the terms of the Plan.  The Full Vesting Date may occur sooner than May 5, 2013 in the event of a Change of Control or Sale Transaction, as those terms are defined in the Plans.

Bonus awards under the Plans were granted to the Company’s principal executive officer, principal financial officer and named executive officers as follows:

	Bonus Percentages
	Amacker-Tippett	Austin Chalk	Barstow Area
Officer	Reward Plan	Reward Plan	Reward Plan
Clayton W. Williams, Jr.	28.5714%	28.5714%	28.5714%
L. Paul Latham	7.1428%	3.57314%	5.3571%
Mel G. Riggs	7.1428%	3.57314%	5.3571%
T. Mark Tisdale	.8929%	.8929%	1.4286%

Amounts payable under the Plans to the Company’s principal executive officer, principal financial officer and named executive officers will depend on the quarterly bonus amounts determined pursuant to the terms of the Plans as described above.

The foregoing descriptions are only summaries of, and are qualified in their entirety by reference to, the Plans, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)         Exhibits

The following exhibit is provided as part of the information furnished under Item 5.02 of this report.

Exhibit
Number	Description

10.1	Amaker-Tippet Reward Plan

10.2	Austin Chalk Reward Plan

10.3	Barstow Area Reward Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	June 25, 2008	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief
Operating Officer

Date:	June 25, 2008	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief
Financial Officer

CLAYTON WILLIAMS ENERGY, INC.

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Amaker-Tippet Reward Plan

10.2	Austin Chalk Reward Plan

10.3	Barstow Area Reward Plan